SPDR® Index Shares Funds

SPDR S&P® China ETF

SPDR S&P Global Natural Resources ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P Global Dividend ETF

SPDR Dow Jones Global Real Estate ETF

(each, a “Fund”)

Supplement dated October 28, 2019

to the Prospectus and Statement of Additional Information (“SAI”)

each dated January 31, 2019, as may be supplemented from time to time

Effective October 31, 2019 (the “Effective Date”), the number of Fund Shares required for a Creation Unit of each Fund has changed as indicated in the table below. As a result, as of the Effective Date, all references in the Prospectus and SAI to the number of Fund Shares required for a Creation Unit of a Fund are updated accordingly.

	Old Creation Unit Size	New Creation Unit Size
SPDR S&P China ETF	100,000	50,000
SPDR S&P Global Natural Resources ETF	50,000	25,000
SPDR Dow Jones International Real Estate ETF	100,000	50,000
SPDR S&P Global Dividend ETF	50,000	25,000
SPDR Dow Jones Global Real Estate ETF	100,000	50,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

102519SISSUPP